UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2017
(Date of earliest event reported)

BBCMS Mortgage Trust 2017-C1
(Central Index Key Number 0001696707)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

UBS AG
(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-206987-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.        Other Events.

On February 27, 2017, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “1166 Avenue of the Americas” will be serviced and administered in accordance with the Pooling and Servicing Agreement, the 1166 Avenue of the Americas AB Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.2 and the 1166 Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.3.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Merrill Lynch Drive” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Merrill Lynch Drive Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.4.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “KOMO Plaza” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the KOMO Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Anaheim Marriott Suites” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Anaheim Marriott Suites Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Summit Birmingham” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.7 and which is dated as of February 1, 2017, by and among Bank of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee (the “BACM 2017-BNK3 Pooling and Servicing Agreement”) and the Summit Birmingham Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “State Farm Data Center” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.9 and which is dated as of February 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee (the “CD 2017-CD3 Pooling and Servicing Agreement”) and the State Farm Data Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Midwest Industrial Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.11 and which is dated as of December 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer (the “WFCM 2016-C37 Pooling and Servicing Agreement”) and the Midwest Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Wolfchase Galleria” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.13 and which is dated as of December 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “MSC 2016-UBS12 Pooling and Servicing Agreement”) and the Wolfchase Galleria Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.14.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Center West” will be serviced and administered (i) prior to the securitization date of the Center West controlling companion loan (Note A-2), in accordance with the Pooling and Servicing Agreement and the Center West Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.15 and (ii) following the securitization date of the Center West controlling companion loan (Note A-2), by the master servicer and the special servicer designated under the Note A-2 pooling and servicing agreement (the “Center West Note A-2 PSA”) pursuant to the terms of the Center West Note A-2 PSA and Center West Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.15.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Connecticut Financial Center” will be serviced and administered (i) prior to the securitization date of the Connecticut Financial Center controlling companion loan (Note A-2), in accordance with the Pooling and Servicing Agreement and the Connecticut Financial Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.16 and (ii) following the securitization date of the Connecticut Financial Center controlling companion loan (Note A-2), by the master servicer and the special servicer designated under the Note A-2 pooling and servicing agreement (the “Connecticut Financial Center Note A-2 PSA”) pursuant to the terms of the Connecticut Financial Center Note A-2 PSA and Connecticut Financial

Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.16.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $747,709,478, were sold to Barclays Capital Inc. (“Barclays”), UBS Securities, LLC (“UBS”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays and UBS, the “Underwriters”), pursuant to the underwriting agreement, dated as of February 16, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Group US Inc. and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 27, 2017, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $108,038,260, to Barclays, UBS, Wells Fargo Securities, LLC (“WFS”) and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of February 16, 2017, between the Registrant, Barclays Group US Inc. and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2017-C1 (the “Issuing Entity”), a common law trust fund formed on February 27, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 75 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“BBP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 1, 2017, between the Registrant and BBP, (ii) UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 1, 2017, among the Registrant and UBS and (iii) Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 1, 2017, between the Registrant and Rialto.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 17, 2017 and as filed with the Securities and Exchange Commission on February 27, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

On February 27, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $747,709,478. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,475,748.38, were approximately $795,320,316.71. Of the expenses paid by the Registrant, approximately $86,659.53 were paid directly to affiliates of the Registrant, $100,000 in the form of fees were paid to the Underwriters, $150,000 were paid to or for the Underwriters and $5,139,088.85 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-206987) was originally declared effective on December 4, 2015.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)         Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 16, 2017, between Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., UBS Securities, LLC and Academy Securities, Inc., as underwriters, and Barclays Group US Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2017, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.
Exhibit 4.3	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.
Exhibit 4.4	Co-Lender Agreement, dated as of January 31, 2017, between the holders of the Merrill Lynch Drive Pari Passu Companion Loans and the holder of the Merrill Lynch Drive Mortgage Loan, relating to the relative rights of such holders of the Merrill Lynch Drive Whole Loan.
Exhibit 4.5	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the KOMO Plaza Pari Passu Companion Loans and the holder of the KOMO Plaza Mortgage Loan, relating to the relative rights of such holders of the KOMO Plaza Whole Loan.
Exhibit 4.6	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Anaheim Marriott Suites Pari Passu Companion Loans and the holder of the Anaheim Marriott Suite Mortgage Loan, relating to the relative rights of such holders of the Anaheim Marriott Suites Whole Loan.
Exhibit 4.7	Pooling and Servicing Agreement, dated as of February 1, 2017, among Bank of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.
Exhibit 4.8	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the Summit Birmingham Pari Passu Companion Loans and the holder of the Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of the Summit Birmingham Whole Loan.

Exhibit 4.9	Pooling and Servicing Agreement, dated as of February 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.
Exhibit 4.10	Co-Lender Agreement, dated as of February 3, 2017, between the holder of the State Farm Data Center Pari Passu Companion Loan and the holder of the State Farm Data Center Mortgage Loan, relating to the relative rights of such holders of the State Farm Data Center Whole Loan.
Exhibit 4.11	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.12	Co-Lender Agreement, dated as of December 19, 2016, between the holder of the Midwest Industrial Portfolio Pari Passu Companion Loan and the holder of the Midwest Industrial Portfolio Mortgage Loan, relating to the relative rights of such holders of the Midwest Industrial Portfolio Whole Loan.
Exhibit 4.13	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.14	Co-Lender Agreement, dated as of December 7, 2016, between the holders of the Wolfchase Galleria Pari Passu Companion Loans and the holder of the Wolfchase Galleria Mortgage Loan, relating to the relative rights of such holders of the Wolfchase Galleria Portfolio Whole Loan.
Exhibit 4.15	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Center West Pari Passu Companion Loans and the holder of the Center West Mortgage Loan, relating to the relative rights of such holders of the Center West Portfolio Whole Loan.
Exhibit 4.16	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Connecticut Financial Center Pari Passu Companion Loans and the holder of the Connecticut Financial Center Mortgage Loan, relating to the relative rights of such holders of the Connecticut Financial Center Portfolio Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 17, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, between Barclays Bank PLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, among UBS AG, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2017	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of February 16, 2017, between Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., UBS Securities, LLC and Academy Securities, Inc., as underwriters, and Barclays Group US Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2017, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Subordinate Companion Loan and the holder of the 1166 Avenue of the Americas Mortgage Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.3	Co-Lender Agreement, dated as of January 11, 2017, between the holder of the 1166 Avenue of the Americas Mortgage Loan and the holder of the 1166 Avenue of the Americas Pari Passu Companion Loan, relating to the relative rights of such holders of the 1166 Avenue of the Americas Whole Loan.	(E)
4.4	Co-Lender Agreement, dated as of January 31, 2017, between the holders of the Merrill Lynch Drive Pari Passu Companion Loans and the holder of the Merrill Lynch Drive Mortgage Loan, relating to the relative rights of such holders of the Merrill Lynch Drive Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the KOMO Plaza Pari Passu Companion Loans and the holder of the KOMO Plaza Mortgage Loan, relating to the relative rights of such holders of the KOMO Plaza Whole Loan.	(E)
4.6	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Anaheim Marriott Suites Pari Passu Companion Loans and the holder of the Anaheim Marriott Suite Mortgage Loan, relating to the relative rights of such holders of the Anaheim Marriott Suites Whole Loan.	(E)
4.7	Pooling and Servicing Agreement, dated as of February 1, 2017, among Bank of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)
4.8	Co-Lender Agreement, dated as of December 20, 2016, between the holders of the Summit Birmingham Pari Passu Companion Loans and the holder of the Summit Birmingham Mortgage Loan, relating to the relative rights of such holders of the Summit Birmingham Whole Loan.	(E)
4.9	Pooling and Servicing Agreement, dated as of February 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.	(E)
4.10	Co-Lender Agreement, dated as of February 3, 2017, between the holder of the State Farm Data Center Pari Passu Companion Loan and the holder of the State Farm Data Center Mortgage Loan, relating to the relative rights of such holders of the State Farm Data Center Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.11	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)
4.12	Co-Lender Agreement, dated as of December 19, 2016, between the holder of the Midwest Industrial Portfolio Pari Passu Companion Loan and the holder of the Midwest Industrial Portfolio Mortgage Loan, relating to the relative rights of such holders of the Midwest Industrial Portfolio Whole Loan.	(E)
4.13	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.14	Co-Lender Agreement, dated as of December 7, 2016, between the holders of the Wolfchase Galleria Pari Passu Companion Loans and the holder of the Wolfchase Galleria Mortgage Loan, relating to the relative rights of such holders of the Wolfchase Galleria Portfolio Whole Loan.	(E)
4.15	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Center West Pari Passu Companion Loans and the holder of the Center West Mortgage Loan, relating to the relative rights of such holders of the Center West Portfolio Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.16	Co-Lender Agreement, dated as of February 27, 2017, between the holders of the Connecticut Financial Center Pari Passu Companion Loans and the holder of the Connecticut Financial Center Mortgage Loan, relating to the relative rights of such holders of the Connecticut Financial Center Portfolio Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 27, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 17, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, between Barclays Bank PLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, among UBS AG, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2017, between Rialto Mortgage Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.	(E)